UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 17, 2017

AEHR TEST SYSTEMS

(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 17, 2017, Aehr Test Systems (the “Company”) issued a press release announcing that in connection with its previously announced public offering of the Company’s common stock, the underwriter exercised its option to purchase 576,923 additional shares at the public offering price to cover over-allotments. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Aehr Test Systems dated April 17, 2017 entitled “Aehr Test Systems Announces Underwriter’s Exercise of Over-allotment Option in Public Offering of Common Stock.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEHR TEST SYSTEMS

By:	/s/ Kenneth B. Spink
Kenneth B. Spink Vice President of Finance and Chief Financial Officer

Date: April 17, 2017

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Aehr Test Systems dated April 17, 2017 entitled “Aehr Test Systems Announces Underwriter’s Exercise of Over-allotment Option in Public Offering of Common Stock.”

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